Risk management	6 Months Ended
Jun. 30, 2020
Risk Management [abstract]
Risk management

Credit risk management practices (*)

In many countries, Governments have adopted economic support programs (such as tax advantages, unemployment regulations or guarantees) that we believe will assist ING clients in potential financial difficulty to manage through these extraordinary times. In addition, various initiatives have been taken to grant payment holidays, (guaranteed) new money facilities etc.

Governments in almost all Retail Banking countries have adopted measures providing for payment holidays. As of end of June, approximately 189,000 customers were granted payment holidays. The total exposure of loans for which a payment holiday is granted amounts to € 18.1 billion, of which over 55% were for customers located in the Netherlands and Belgium.

The payment holiday schemes offered in the various countries differ in terms of scope, benefit duration and key conditions. Generally these schemes offer a 3 or 6 month suspension of principal payment, and in some instances also of interest payment. The payment holidays are applied to business lending and for mortgages and consumer loans.

The modification of contractual terms of loans subject to payment holiday arrangements does not automatically result in derecognition of the financial assets. Where applicable, the carrying amount of the financial asset has been recalculated as the present value of the renegotiated or modified contractual cash flows, discounted at the original effective interest rate and a gain or loss was recognized.

The various measures by governments and ING to alleviate the impact of Covid-19 also impact the loan classification in terms of forbearance and consequently IFRS 9 staging. In light of this, the EBA has provided guidelines which define eligibility criteria for a payment holiday arrangement offered to a large group of customers to be classified as a “general payment moratorium”. The application of such a general payment moratorium should not lead to a forbearance classification. Therefore it should not automatically trigger recognition of lifetime ECL either. ING follows the EBA guidelines and when a payment holiday is provided to a customer as part of a “general payment moratorium”, ING does not consider this measure to classify as forbearance.

Loan Loss Provisioning (*)

Since 1 January 2018, ING has recognised loss allowances based on the expected credit loss model (ECL) of IFRS 9, which is designed to be forward-looking. The IFRS 9 impairment requirements are applicable to on-balance sheet financial assets measured at amortised cost or fair value through other comprehensive income (FVOCI), such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, certain financial guarantees, and undrawn committed revolving credit facilities.

The table below describes the portfolio composition over the different IFRS 9 stages and rating classes. The Stage 1 portfolio represents 91.9% (31 December 2019: 94.0%) of the total gross carrying amounts, mainly composed of investment grade, while Stage 2 makes up 6.7% (31 December 2019: 4.7%) and Stage 3 makes up 1.4% (31 December 2019: 1.3%) total gross carrying amounts, respectively.

Gross Carrying amount per IFRS 9 stage and rating class (*)[1]
30 June 2020		12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
Rating class		Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions
Investment grade	1 (AAA)	125,600	5	273				125,873	5
	2-4 (AA)	103,608	5	297				103,905	5
	5-7 (A)	134,992	23	1,177	1			136,168	24
	8-10 (BBB)	296,019	90	7,825	14			303,844	104
Non-Investment grade	11-13 (BB)	171,411	215	17,849	119			189,260	334
	14-16 (B)	30,548	210	24,388	496			54,936	706
	17 (CCC)	1,421	169	4,676	436			6,097	605
Substandard grade	18 (CC)			4,055	200			4,055	200
	19 (C)			2,238	145			2,238	145
NPL grade	20-22 (D)					13,476	3,984	13,476	3,984
Total		863,599	717	62,777	1,412	13,476	3,984	939,852	6,112
1 IAS 37 provisions (EUR 95.4 million) are excluded.

Gross Carrying amount per IFRS 9 stage and rating class (*)[1]
31 December 2019		12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
Rating class		Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions
Investment grade	1 (AAA)	75,144	1					75,144	1
	2-4 (AA)	82,992	3	28				83,020	3
	5-7 (A)	131,931	11	273				132,204	11
	8-10 (BBB)	295,449	55	4,905	6			300,354	61
Non-Investment grade	11-13 (BB)	194,643	209	7,925	54			202,568	263
	14-16 (B)	36,683	202	18,416	367			55,099	569
	17 (CCC)	405	7	4,067	146			4,472	153
Substandard grade	18 (CC)			3,253	160			3,253	160
	19 (C)			2,216	148			2,216	148
NPL grade	20-22 (D)					10,955	3,275	10,955	3,275
Total		817,247	490	41,082	881	10,955	3,275	869,284	4,646
1 IAS 37 provisions (EUR 93.3 million) are excluded.

Changes in gross carrying amounts and loan loss provision (*)

The table below provides a reconciliation by stage of the gross carrying/nominal amount and allowances for loans and advances to banks and customers, including loan commitments and financial guarantees. The transfers of financial instruments represents the impact of stage transfers upon the gross carrying/nominal amount and associated allowance for ECL. This includes the net remeasurement of ECL arising from stage transfers, for example, moving from a 12-month (stage 1) to a lifetime (stage 2) ECL measurement basis.

The net remeasurement line represents the changes in provisions for facilities that remain in the same stage.

Please note the following comments with respect to the movements observed in the table below for the first half-year 2020:

•Stage 3 gross carrying amount increased by €2.5 billion from €10.9 billion as per 31 December 2019 mainly as a result of ING’s introduction of a new definition of default which had an impact of €1.0 billion and due to developments with respect to certain large individual files. For further background on implementation of new Definition of Default, please refer to section 1.5 of the Condensed Consolidated Financial Statements.

•Stage 2 gross carrying amount increased by €21.6 billion from €41.1 billion as per 31 December 2019. This is mainly caused by the significant lifetime PD trigger (€8.4 billion), the Watchlist trigger (€4.0 billion), primarily in Wholesale Banking, and to a lesser extent Forbearance (€3.3 billion);

•Transportation & Logistics, Services, Real Estate and Food, Beverages & Personal Care were the sectors particularly impacted by the Covid-19 pandemic, with an increase in Stage 2 amounts of €4.7 billion, €2.1 billion, €2.0 billion and €1.7 billion respectively. These sectors represent 12%, 9%, 9% and 8% of the total Stage 2 gross carrying amounts respectively.

•The net remeasurement of loan loss provisions in Stage 1 and Stage 2 of €182 million and €354 million respectively and the transfer into lifetime ECL of €522 million were significantly impacted by the worsened macro-economic outlook, including management adjustments of €90 million to reflect the risks in payment holidays and the impact of oil price decrease on the upstream Reserve Based Lending book in the US.

Additional information on macro-economic scenarios is included in the section “Macro-economic scenarios and sensitivity analysis of key sources of estimation uncertainty”.

Changes in gross carrying amounts and loan loss provisions (*)[1,2,3]
30 June 2020	12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
Opening balance as at 1 January 2020	817,247	490	41,082	881	10,955	3,275	869,284	4,645
Transfer into 12-month ECL (Stage 1)	7,746	14	-7,401	-126	-346	-8		-120
Transfer into lifetime ECL not credit impaired (Stage 2)	-33,528	-50	33,948	522	-420	-46		426
Transfer into lifetime ECL credit impaired (Stage 3)	-2,136	-20	-2,144	-136	4,280	1,058		900
Net remeasurement of loan loss provisions		182		354		261		797
New financial assets originated or purchased	95,280	146					95,280	146
Financial assets that have been derecognised	-65,966	-43	-4,230	-66	-551	-73	-70,747	-182
Net drawdowns and repayments	44,955		1,522		-9		46,468
Changes in models/risk parameters		–
Increase in loan loss provisions		230		548		1,192		1,970
Write-offs					-433	-433	-433	-433
Recoveries of amounts previously written off						19		19
Foreign exchange and other movements		-2		-17		-70		-89
Closing balance as at 30 June 2020	863,599	717	62,777	1,412	13,476	3,983	939,852	6,112

1 At the end of June 2020, the Gross carrying amounts included loans and advances to central banks (€116.9 billion), loans and advances to banks (€30.7 billion), financial assets at FVOCI (€37.0 billion), securities at amortised cost (€51.1 billion), loans and advances to customers (€618.4 billion) and financial guarantees (credit replacement) in scope of IFRS 9 impairment requirements (€112.7 billion) and excludes receivables related to securities in reverse repurchase transaction (EUR -13.4 billion), cash collateral in respect of derivatives (€-9.4 billion), the value adjustment hedged items (€-0.1 billion), a receivable that is offset by a liquidity facility (€-1.5 billion), on-demand bank balances (€-2.7 billion) and other differences amounting to €0.1 billion.
2 Stage 3 Lifetime credit impaired includes €5 million Purchased or Originated Credit Impaired.
3 At the end of June 2020, the stock of provisions included provisions for loans and advances to central banks (€5 million), loans and advances to banks (€13 million), financial assets at FVOCI (€13 million), securities at amortised cost (€21 million), provisions for loans and advances to customers (€6,029 million) and provisions for contingent liabilities (credit replacements) recorded under Provisions (€30 million).

Changes in gross carrying amounts and loan loss provisions (*)[1,2,3]
31 December 2019	12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
Opening balance as at 1 January 2019	788,537	501	46,949	925	10,758	3,141	846,244	4,568
Transfer into 12-month ECL (Stage 1)	12,856	30	-12,579	-253	-277	-23		-246
Transfer into lifetime ECL not credit impaired (Stage 2)	-21,577	-73	22,382	474	-805	-81		320
Transfer into lifetime ECL credit impaired (Stage 3)	-2,210	-6	-1,753	-135	3,964	1,113		972
Net remeasurement of loan loss provisions		-77		36		283		242
New financial assets originated or purchased	180,605	205					180,605	205
Financial assets that have been derecognised	-126,082	-103	-9,108	-162	-1,659	-137	-136,849	-402
Net drawdowns and repayments	-14,880		-4,807		1		-19,686
Changes in models/risk parameters		15		2		-8		9
Increase in loan loss provisions		-9		-39		1,147		1,099
Write-offs	-1	-1	-2	-2	-1,027	-1,028	-1,030	-1,031
Recoveries of amounts previously written off						55		55
Foreign exchange and other movements		-1		-3		-41		-45
Closing balance as at 31 December 2019	817,247	490	41,082	881	10,955	3,275	869,284	4,646

1 At the end of December 2019, the Gross carrying amounts included loans and advances to central banks (€51.2 billion), loans and advances to banks (€35.1 billion), financial assets at FVOCI (€32.2 billion), securities at amortised cost (€46.1 billion), loans and advances to customers (€612.6 billion) and financial guarantees (credit replacement) in scope of IFRS 9 impairment requirements (€115.7 billion) and excludes receivables related to securities in reverse repurchase transaction (€-9.9 billion), cash collateral in respect of derivatives (€-10.2 billion), a receivable that is offset by a liquidity facility (€-1.3 billion), de-netting of cash pool balances (€-1.8 billion) and other differences amounting to €-0.3 billion.
2 Stage 3 Lifetime credit impaired includes €1 million Purchased or Originated Credit Impaired.
3 At the end of December 2019, the stock of provisions included provisions for loans and advances to central banks (€1 million), loans and advances to banks (€9 million), financial assets at FVOCI (€10 million), securities at amortised cost (€10 million), provisions for loans and advances to customers (€4,590 million) and provisions for contingent liabilities (credit replacements) recorded under Provisions (€25 million).

Macro-economic scenarios and sensitivity analysis of key sources of estimation uncertainty (*)

Methodology (*)

Our methodology in relation to the adoption and generation of macroeconomic scenarios is described in the Risk Management section of the Annual Report on Form 20F 2019. We continue to follow this methodology in generating our probability-weighted ECL, with consideration of alternative scenarios and management adjustments supplementing this ECL where, in management's opinion, the consensus forecast does not fully capture the extent of recent credit or economic events. The macro-economic scenarios are applicable to the whole ING portfolio in the scope of IFRS9 ECL’s.

Macro-economic scenarios (*)

The provisions are based on the end of June macro-economic consensus forecasts, with the main inputs for four of our main portfolios in the upside scenario, baseline scenario and downside scenario presented in the sensitivity table below. The Macro-economic (ME) forecast resulted increased calculated model based collective provisions. The main driver for the increase is the significant GDP growth deterioration which is forecasted as result of the Covid-19 crisis, which mainly impacted risk costs in Wholesale Banking. For Retail portfolios, unemployment rate and house prices are the most important drivers and those did show more moderate deterioration. Hence the impact of worsened macroeconomic forecasts on the Retail portfolios is more moderate.

The macro-economic scenarios reflects how the Covid-19 pandemic, the (reversal of) lockdown measures and government and central bank support measures potentially can impact the economic outlook. In the consensus forecast, a rebound in activity is projected to start in the second half of 2020 despite ongoing containment measures. Nevertheless, the consensus does not expect the major economies to return to pre-crisis levels until after 2021. Making predictions is difficult as there are still many uncertainties about the development of the Covid-19 pandemic.

Management adjustments (*)

In times of volatility and uncertainty where the portfolio quality and economic environment is rapidly changing, models alone may not be able to accurately predict losses. In these cases management adjustments can be applied to appropriately reflect ECL. Adjustments can also be applied where the impact of the updated macroeconomic scenarios is over- or under-estimated by the IFRS 9 models.

As mentioned above, per the guidance from EBA, Covid-19 related payment holidays should not be regarded as an automatic forbearance trigger, and hence, should not automatically trigger recognition of lifetime ECL.

Looking forward, it is expected that the phasing out of the Covid-19 related payment holiday schemes and other support measures in the second half of 2020 could potentially lead to more business insolvencies and unemployment. This could lead to more clients that have currently taken payment holidays, getting into financial difficulties and to higher levels of defaults. To the extent ING believes that this elevated risk is not yet covered in the IFRS9 models, a management adjustment has been recognised.

This management adjustment has been recognised for SME portfolios as these portfolios are considered to be most at risk and have the highest percentage of customers requesting payment holidays compared to other portfolios. ING has recognised a management adjustment of €45 million in Netherlands and €15 million in Belgium as they are the largest SME portfolios and not significantly impacted by ME forecasts updates.

In addition, as oil price remains volatile, as well as exposed to the impacts of the Covid-19 crisis and subject to political decisions, ING recognised a management adjustment for the upstream oil book of €30 million.

Analysis on sensitivity (*)

Based on the above, analysis on the sensitivity of key forward-looking macroeconomic inputs used in the ECL collective-assessment modelling process and the probability-weights applied to each of the three scenarios is presented below. The countries included in the analysis are the Group’s most significant geographic regions, in terms of both gross contribution to reportable ECL, and sensitivity of ECL to forward-looking macroeconomics. Accordingly, the Group considers these portfolios to present the most significant risk of resulting in a material adjustment to the carrying amount of financial assets within the next financial year. The Group also observes that, in general, the Wholesale business is more sensitive to the impact of forward-looking macroeconomic scenarios.

While the table does give a high-level indication of the sensitivity of the outputs to the different scenarios, it does not provide insight on the interdependencies and correlations between different macroeconomic variable inputs.

Sensitivity analysis (*)[1,2,3]
		2020	2021	2022	Un-weightedECL (Eur mln)	Probability-weighing	Reportable ECL (Eur mln)[4]
Netherlands
Upside scenario	Real GDP	-6.0	5.2	3.9	476	20%	559
	Unemployment	4.9	4.4	3.8
	HPI	3.7	14.7	5.3
Baseline Scenario	Real GDP	-6.3	4.0	2.3	536	60%
	Unemployment	5.3	5.4	5.4
	HPI	-0.2	0.8	3.2
Downside scenario	Real GDP	-6.9	0.6	0.1	708	20%
	Unemployment	6.2	7.5	8.3
	HPI	-4.4	-14.4	0.3

Sensitivity analysis (*)[1,2,3]
		2020	2021	2022	Un-weightedECL (Eur mln)	Probability-weighing	Reportable ECL (Eur mln)[4]
Germany
Upside scenario	Real GDP	-5.8	7.1	2.6	518	20%	575
	Unemployment	3.7	2.4	1.6
	HPI	6.0	7.0	8.5
Baseline Scenario	Real GDP	-6.3	5.3	1.9	558	60%
	Unemployment	4.0	3.6	3.2
	HPI	4.4	3.2	5.1
Downside scenario	Real GDP	-6.9	1.7	-0.4	681	20%
	Unemployment	4.7	5.1	5.2
	HPI	0.7	-1.3	1.3
Belgium
Upside scenario	Real GDP	-7.6	6.2	2.8	450	20%	510
	Unemployment	8.9	7.7	7.2
	HPI	2.8	5.0	4.4
Baseline Scenario	Real GDP	-7.9	4.9	2.3	491	60%
	Unemployment	9.2	7.7	7.7
	HPI	1.9	3.9	3.5
Downside scenario	Real GDP	-8.5	2.5	1.0	628	20%
	Unemployment	10.3	10.2	10.3
	HPI	0.7	2.2	2.6
United States
Upside scenario	Real GDP	-5.6	5.3	4.9	205	20%	335
	Unemployment	9.8	5.2	2.7
	HPI	3.1	6.8	8.8
Baseline Scenario	Real GDP	-5.7	4.2	3.0	285	60%
	Unemployment	10.2	6.6	4.7
	HPI	2.3	2.8	3.0
Downside scenario	Real GDP	-6.6	0.5	0.7	612	20%
	Unemployment	10.9	9.1	8.1
	HPI	1.3	-1.9	-3.3
1 Real GDP, in % year-on-year change
2 Unemployment in % of total labour force
3 House Price Index (HPI) in % year-on-year
4 Sensitivity does not include the effect of manual adjustments, which are not material

The setting of PD threshold bandings requires management judgement, and is a key source of estimation uncertainty. To demonstrate the sensitivity of the ECL to these PD thresholds bandings, analysis was run on all collectively-assessed assets, which assumed all assets (Stage 1 and 2) were below the threshold, and apportioned a 12 month ECL. On ING Group level, the total ECL collective-assessment for performing assets is €2,129 million (2019: €1,291 million). On the same asset base, analysis was run which assumed all performing assets were above the threshold, and apportioned a lifetime ECL. This gave rise to a hypothetical collective-assessment ECLs €1,636 million (2019: €866 million) and €3,409 million (2019: €2,665 million) respectively. Please note that in this analysis all other ECL risk parameters (except for the stage) were kept equal.

It should be noted that the lifetime PD thresholds are not the only drivers of stage allocation. An asset can change stages as a result of being in arrears, on a Watch List or being forborne, among other triggers.

Market risk in trading books(*)

Sensitivities (*)

As part of the risk monitoring framework, ING actively monitors the daily changes of sensitivities of the trading portfolios. Sensitivities measure the impact of movements in individual market risk factors (foreign exchange rates, interest rates, credit spreads, equity, and commodity prices) on profit and loss results of the trading positions and portfolios.

The following tables show the five largest trading positions in terms of sensitivities to foreign exchange, interest rate and credit spread risk factor movements. These largest exposures also reflect concentrations of risk in FX risk per currency, IR risk per currency, and Credit Spread risk per country and rating and sector. Due to the nature of the trading portfolios, positions in the portfolios can change significantly from day to day, and sensitivities of the portfolios can change daily accordingly.

Most important foreign exchange trading positions (*)
amounts in EUR millions	30 June 2020		31 December 2019
Foreign exchange		Foreign exchange
US Dollar	127	US Dollar	116
Great Britain Pound	-37	Chinese Yuan Renminbi	–21
Chinese Yuan Renminbi	27	South Korean Won	20
Japanese Yen	-26	Brazilian Real	–15
Switzerland Franc	-24	Japanese Yen	–10

Most important interest rate and credit spread sensitivities (*)
amounts in EUR thousands	30 June 2020		31 December 2019
Interest Rate (BPV) [1]		Interest Rate (BPV) [1]
Euro	-1,280	Euro	–740
US Dollar	-745	US Dollar	–325
Great-Britain Pound	-154	Russian Ruble	–105
Japanese Yen	-92	Great-Britain Pound	–68
Australian Dollar	-66	Australian Dollar	–31

Credit Spread (CSO1) [2]		Credit Spread (CSO1) [2]
Germany	153	United States	360
United States	109	Germany	163
Republic of Korea	-58	France	117
Indonesia	42	Russian Federation	73
United Kingdom	40	United Kingdom	72

1 Basis Point Value (BPV) measures the impact on value of a 1 basis point increase in interest rates. The figures include commodity risk in banking books.
2 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads. Exposures to supranational institutions are not assigned to a specific country.

Credit spread sensitivities per risk class and sector (excluding sovereign exposures) (*)
	30 June 2020		31 December 2019
amounts in EUR thousands	Corporate	Financial Institutions	Corporate	Financial Institutions
Credit Spread (CSO1) [1]
Risk classes
1 (AAA)	1	-3	1	–1
2–4 (AA)	21	-64	–15	–63
5–7 (A)	56	-50	143	32
8–10 (BBB)	207	-24	273	1
11–13 (BB)	57	-4	148	9
14–16 (B)	20	-2	51	1
17–22 (CCC and NPL)	3		26
Not rated
Total	365	-147	626	–21
1 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads.